FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “ Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Quickloan	110	26,358,740.89	100.00	7.314	601	74.75

Total:	110	26,358,740.89	100.00	7.314	601	74.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	173,084.11	0.66	5.350	806	41.18
5.501 - 6.000	7	2,183,415.35	8.28	5.900	699	68.39
6.001 - 6.500	15	4,649,206.59	17.64	6.426	607	76.22
6.501 - 7.000	20	4,758,299.30	18.05	6.903	597	73.57
7.001 - 7.500	19	4,562,633.97	17.31	7.372	591	75.10
7.501 - 8.000	26	5,869,861.63	22.27	7.836	578	76.27
8.001 - 8.500	11	2,238,451.91	8.49	8.308	585	79.75
8.501 - 9.000	6	1,291,581.09	4.90	8.875	565	71.88
9.001 - 9.500	2	277,355.42	1.05	9.150	548	66.66
9.501 - 10.000	1	110,064.42	0.42	10.000	541	59.60
11.501 - 12.000	2	244,787.10	0.93	11.990	674	92.65

Total:	110	26,358,740.89	100.00	7.314	601	74.75

Min: 5.350
Max: 11.990
Weighted Average: 7.314

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	17	1,398,631.91	5.31	7.723	577	65.14
100,000.01 - 150,000.00	13	1,583,354.66	6.01	7.990	594	70.21
150,000.01 - 200,000.00	17	3,129,476.73	11.87	7.667	591	65.65
200,000.01 - 250,000.00	15	3,447,513.67	13.08	7.356	597	71.72
250,000.01 - 300,000.00	14	3,864,721.49	14.66	7.124	615	82.71
300,000.01 - 350,000.00	17	5,530,251.18	20.98	7.344	574	77.42
350,000.01 - 400,000.00	7	2,632,051.07	9.99	7.123	608	76.50
400,000.01 - 450,000.00	5	2,109,918.74	8.00	6.891	635	77.18
450,000.01 - 500,000.00	3	1,410,184.74	5.35	6.778	616	74.96
500,000.01 - 550,000.00	1	516,636.70	1.96	8.950	605	75.00
700,000.01 - 750,000.00	1	736,000.00	2.79	5.950	688	80.00

Total:	110	26,358,740.89	100.00	7.314	601	74.75

Min: $57,802.39
Max: $736,000.00
Average: $239,624.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	68	15,936,681.64	60.46	7.542	577	73.25
ARM 2/28 — IO	15	4,946,980.19	18.77	6.885	637	83.38
Fixed 30 yr	21	3,627,564.60	13.76	7.407	619	72.71
Fixed 30 yr — IO	3	1,039,000.00	3.94	6.340	690	73.49
ARM 5/25 — IO	1	495,000.00	1.88	6.500	601	75.00
Fixed 15 yr	2	313,514.46	1.19	5.977	729	42.00

Total:	110	26,358,740.89	100.00	7.314	601	74.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	84	21,378,661.83	81.11	7.366	591	75.64
Fixed	26	4,980,079.06	18.89	7.095	641	70.94

Total:	110	26,358,740.89	100.00	7.314	601	74.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

3	84	20,478,835.71	77.69	7.306	603	74.60
4	17	3,051,908.77	11.58	7.684	578	71.23
5	6	1,447,404.71	5.49	7.318	576	76.98
6	3	1,380,591.70	5.24	6.615	634	82.33

Total:	110	26,358,740.89	100.00	7.314	601	74.75

Min: 3
Max: 6
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	108	26,113,953.79	99.07	7.271	600	74.58
2	2	244,787.10	0.93	11.990	674	92.65

Total:	110	26,358,740.89	100.00	7.314	601	74.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

25.01 - 30.00	1	153,599.09	0.58	8.200	531	28.00
30.01 - 35.00	1	81,741.93	0.31	5.750	694	34.89
35.01 - 40.00	3	286,512.27	1.09	7.170	586	38.91
40.01 - 45.00	4	614,376.53	2.33	6.865	665	42.85
45.01 - 50.00	1	91,610.46	0.35	8.750	540	46.00
50.01 - 55.00	4	841,871.78	3.19	6.574	589	52.38
55.01 - 60.00	8	1,446,465.95	5.49	6.960	577	59.15
60.01 - 65.00	13	2,926,189.08	11.10	7.315	594	64.92
65.01 - 70.00	12	2,897,406.26	10.99	7.449	577	69.12
70.01 - 75.00	10	3,212,348.87	12.19	7.462	562	74.24
75.01 - 80.00	24	6,369,209.67	24.16	7.204	619	79.79
80.01 - 85.00	13	3,892,840.42	14.77	7.266	618	85.00
85.01 - 90.00	9	2,320,650.21	8.80	7.517	600	89.36
90.01 - 95.00	6	1,153,979.19	4.38	7.788	638	95.00
95.01 - 100.00	1	69,939.18	0.27	11.990	646	100.00

Total:	110	26,358,740.89	100.00	7.314	601	74.75

Min: 28.00
Max: 100.00
Weighted Average: 74.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	9	2,121,105.67	8.05	7.508	517	71.44
525 - 549	26	5,240,911.28	19.88	7.860	537	69.35
550 - 574	11	2,024,475.04	7.68	7.386	566	66.19
575 - 599	16	3,851,237.39	14.61	7.189	586	80.02
600 - 624	19	5,547,309.23	21.05	7.232	608	79.66
625 - 649	10	2,543,224.03	9.65	7.015	641	73.17
650 - 674	6	1,438,365.08	5.46	7.266	663	78.96
675 - 699	8	2,426,671.10	9.21	7.208	689	79.48
700 - 724	1	113,612.02	0.43	6.900	709	95.00
725 - 749	1	272,116.17	1.03	5.600	740	70.00
750 - 774	2	606,629.77	2.30	6.445	766	68.84
800 - 824	1	173,084.11	0.66	5.350	806	41.18

Total:	110	26,358,740.89	100.00	7.314	601	74.75

Min: 504
Max: 806
NZ Weighted Average: 601

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	105	25,186,358.39	95.55	7.301	597	74.46
Purchase	5	1,172,382.50	4.45	7.593	670	81.06

Total:	110	26,358,740.89	100.00	7.314	601	74.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	84	20,303,562.97	77.03	7.258	604	74.85
PUD	13	3,496,682.19	13.27	7.639	579	79.69
Condo	9	1,594,308.97	6.05	7.717	592	67.48
Duplex	3	823,756.41	3.13	6.659	623	70.69
3-4 Family	1	140,430.35	0.53	6.750	634	43.00

Total:	110	26,358,740.89	100.00	7.314	601	74.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	69	15,931,817.25	60.44	7.138	601	74.01
Stated	41	10,426,923.64	39.56	7.584	600	75.89

Total:	110	26,358,740.89	100.00	7.314	601	74.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	108	25,847,335.85	98.06	7.296	599	74.55
Non-Owner Occupied	2	511,405.04	1.94	8.238	680	85.00

Total:	110	26,358,740.89	100.00	7.314	601	74.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alaska	1	140,430.35	0.53	6.750	634	43.00
California	75	19,491,056.52	73.95	7.213	606	73.93
Florida	24	4,373,934.71	16.59	7.650	587	78.07
Hawaii	2	440,710.52	1.67	7.255	559	69.07
Nevada	6	1,517,440.10	5.76	7.580	592	80.94
Oregon	2	395,168.69	1.50	7.833	529	72.22

Total:	110	26,358,740.89	100.00	7.314	601	74.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	3	1,039,000.00	3.94	6.340	690	73.49
12	3	727,815.09	2.76	8.075	647	84.50
24	84	20,622,726.08	78.24	7.395	590	75.36
36	20	3,969,199.72	15.06	7.011	622	70.13

Total:	110	26,358,740.89	100.00	7.314	601	74.75

Loans with Penalty: 96.06

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	5	1,714,921.64	8.02	6.021	649	70.95
5.001 - 5.500	13	4,128,117.00	19.31	6.511	605	75.46
5.501 - 6.000	17	3,814,804.13	17.84	7.015	581	75.75
6.001 - 6.500	19	4,888,817.85	22.87	7.531	585	77.73
6.501 - 7.000	30	6,832,001.21	31.96	8.297	578	75.36

Total:	84	21,378,661.83	100.00	7.366	591	75.64

Min: 4.650
Max: 6.990
Weighted Average (>0): 6.053

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	3	1,298,039.70	6.07	5.947	668	73.69
12.001 - 12.500	13	4,009,237.93	18.75	6.459	607	75.17
12.501 - 13.000	14	3,473,664.69	16.25	6.913	593	75.14
13.001 - 13.500	16	3,728,184.48	17.44	7.381	584	75.73
13.501 - 14.000	21	5,226,502.48	24.45	7.844	576	77.01
14.001 - 14.500	10	2,132,263.21	9.97	8.318	585	78.99
14.501 - 15.000	4	1,123,349.50	5.25	8.857	567	71.84
15.001 - 15.500	2	277,355.42	1.30	9.150	548	66.66
15.501 - 16.000	1	110,064.42	0.51	10.000	541	59.60

Total:	84	21,378,661.83	100.00	7.366	591	75.64

Min: 11.900
Max: 16.000
Weighted Average (>0): 13.366

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	3	1,298,039.70	6.07	5.947	668	73.69
6.001 - 6.500	13	4,009,237.93	18.75	6.459	607	75.17
6.501 - 7.000	14	3,473,664.69	16.25	6.913	593	75.14
7.001 - 7.500	16	3,728,184.48	17.44	7.381	584	75.73
7.501 - 8.000	21	5,226,502.48	24.45	7.844	576	77.01
8.001 - 8.500	10	2,132,263.21	9.97	8.318	585	78.99
8.501 - 9.000	4	1,123,349.50	5.25	8.857	567	71.84
9.001 - 9.500	2	277,355.42	1.30	9.150	548	66.66
9.501 - 10.000	1	110,064.42	0.51	10.000	541	59.60

Total:	84	21,378,661.83	100.00	7.366	591	75.64

Min: 5.900
Max: 10.000
Weighted Average (>0): 7.366

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.000	84	21,378,661.83	100.00	7.366	591	75.64

Total:	84	21,378,661.83	100.00	7.366	591	75.64

Min: 3.000
Max: 3.000
Weighted Average (>0): 3.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	84	21,378,661.83	100.00	7.366	591	75.64

Total:	84	21,378,661.83	100.00	7.366	591	75.64

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.